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                                                                    EXHIBIT 99.5

  ARDENT BEHAVIORAL

  Three Months Ended March 31, 2005 Compared to Three Months Ended March 31,
  2004

     REVENUE. Revenue was $79.9 million for the three months ended March 31, 2005 compared to $73.1 million for the three months ended March 31, 2004, an increase of $6.8 million, or 9.3%. Approximately 40% of the increase was attributable to revenue from Brooke Glen Behavioral Hospital ("Brooke Glen"), which was acquired in October 2003 but did not receive its Medicare and Medicaid certifications until May 2004. The remainder of the increase is primarily attributable to a 5.0% increase in patient days at Ardent Behavioral's inpatient facilities, excluding Brooke Glen.

     SALARIES AND BENEFITS EXPENSE. SWB expense was $44.4 million, or 55.6% of Ardent Behavioral's total revenue for the three months ended March 31, 2005, compared to $41.3 million, or 56.5% of Ardent Behavioral's total revenue for the three months ended March 31, 2004.

     PROFESSIONAL FEES. Professional fees were $7.7 million, or 9.7% of Ardent Behavioral's total revenue for the three months ended March 31, 2005, compared to $8.1 million, or 11.0% of Ardent Behavioral's total revenue for the three months ended March 31, 2004. The decrease in professional fees was primarily the result of decreased costs for contract services, including media expense and bank fees.

     SUPPLIES. Supplies expense was $4.1 million, or 5.2% of Ardent Behavioral's total revenue for the three months ended March 31, 2005, compared to $3.8 million, or 5.2% of Ardent Behavioral's total revenue for the three months ended March 31, 2004.

     PROVISION FOR DOUBTFUL ACCOUNTS. The provision for doubtful accounts was $2.6 million, or 3.2% of Ardent Behavioral's total revenue for the three months ended March 31, 2005, compared to $2.1 million, or 2.8% of Ardent Behavioral's total revenue for the three months ended March 31, 2004.

     OTHER OPERATING EXPENSES. Other operating expenses were approximately $6.5 million, or 8.1% of Ardent Behavioral's total revenue for the three months ended March 31, 2005, compared to $6.3 million, or 8.6% of Ardent Behavioral's total revenue for the three months ended March 31, 2004.

     INTEREST EXPENSE (INCOME). Interest income was $0.9 million for the three months ended March 31, 2005 compared to interest expense of $1.7 million for the three months ended March 31, 2004. Interest expense represents intercompany interest and the change is primarily attributable to a change in allocation methods by the parent company.

     DEPRECIATION AND AMORTIZATION. Depreciation and amortization expense was $1.2 million for the three months ended March 31, 2005 compared to $0.6 million for the three months ended March 31, 2004, an increase of approximately $0.6 million.

     MANAGEMENT FEES PAID TO ARDENT. Management fees paid to Ardent Health Services LLC and its affiliates totaled $3.2 million for the three months ended March 31, 2005 compared to $4.3 million for the three months ended March 31, 2004.

  Year Ended December 31, 2004 Compared to the Year Ended December 31, 2003

     REVENUE. Revenue was $294.3 million for the year ended December 31, 2004 compared to $267.6 million for the year ended December 31, 2003, an increase of $26.7 million or 10.0%. The increase in revenue relates primarily to $7.8 million in revenue attributable to the acquisition of Brooke Glen effective October 8, 2003 with the remainder of the increase primarily attributable to a 4.2% increase in patient days at Ardent Behavioral's inpatient facilities, excluding Brooke Glen.

     SALARIES AND BENEFITS EXPENSE. SWB expense was $167.9 million, or 57.1% of Ardent Behavioral's total revenue for the year ended December 31, 2004, compared to $148.4 million, or 55.5% of Ardent Behavioral's total revenue for the year ended December 31, 2003. The increase in SWB expense relates
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primarily to wage inflation caused by nursing labor pressures and the delay in obtaining the Medicare certification at Brooke Glen, which resulted in significantly higher staffing ratios on lower volumes.

     PROFESSIONAL FEES. Professional fees were $32.7 million, or 11.1% of Ardent Behavioral's total revenue for the year ended December 31, 2004, compared to $29.2 million or 10.9% of Ardent Behavioral's total revenue for the year ended December 31, 2003.

     SUPPLIES. Supplies expense was $15.6 million, or 5.3% of Ardent Behavioral's total revenue for the year ended December 31, 2004, compared to $14.5 million, or 5.4% of Ardent Behavioral's total revenue for the year ended December 31, 2003.

     PROVISION FOR DOUBTFUL ACCOUNTS. The provision for doubtful accounts was $7.2 million, or 2.5% of Ardent Behavioral's total revenue for the year ended December 31, 2004, compared to $6.2 million, or 2.3% of Ardent Behavioral's total revenue for the year ended December 31, 2003.

     OTHER OPERATING EXPENSES. Other operating expenses were $26.3 million, or 8.9% of Ardent Behavioral's total revenue for the year ended December 31, 2004, compared to $24.8 million, or 9.3% of Ardent Behavioral's total revenue for the year ended December 31, 2003.

     INTEREST EXPENSE. Interest expense was $2.9 million for the year ended December 31, 2004 compared to $4.9 million for the year ended December 31, 2003, a decrease of approximately $2.0 million or 40.8%. Interest expense represents intercompany interest and the decrease is primarily attributable to a change in allocation methods by the parent company.

     DEPRECIATION AND AMORTIZATION. Depreciation and amortization expense was $3.7 million for the year ended December 31, 2004 compared to $2.5 million for the year ended December 31, 2003, an increase of approximately $1.2 million.

     MANAGEMENT FEES PAID TO ARDENT. Management fees paid to Ardent Health Services LLC and its affiliates totaled $16.5 million for the year ended December 31, 2004 compared to $12.3 million for the year ended December 31, 2003.

  Year Ended December 31, 2003 Compared to Year Ended December 31, 2002

     REVENUE. Revenue was $267.6 million for the year ended December 31, 2003 compared to $241.9 million for the year ended December 31, 2002, an increase of $25.7 million or 10.6%. Approximately 45% of the increase relates to the acquisitions of Cumberland Hospital, effective June 1, 2002, and Brooke Glen, effective October 8, 2003. The remainder of the increase is primarily attributable to pricing increases.

     SALARIES AND BENEFITS EXPENSE. SWB expense was $148.4 million, or 55.5% of Ardent Behavioral's total revenue for the year ended December 31, 2003, compared to $134.3 million, or 55.5% of Ardent Behavioral's total revenue for the year ended December 31, 2002.

     PROFESSIONAL FEES. Professional fees were $29.2 million, or 10.9% of Ardent Behavioral's total revenue for the year ended December 31, 2003, compared to $28.3 million, or 11.7% of Ardent Behavioral's total revenue for the year ended December 31, 2002.

     SUPPLIES. Supplies expense was $14.5 million, or 5.4% of revenue for the year ended December 31, 2003, compared to $13.5 million, or 5.6% of revenue for the year ended December 31, 2002, an increase of approximately $1.0 million. The increase in supplies expense is primarily the result of increases in Ardent Behavioral's patient days.

     PROVISION FOR DOUBTFUL ACCOUNTS. The provision for doubtful accounts was $6.2 million, or 2.3% of Ardent Behavioral's total revenue for the year ended December 31, 2003, compared to $6.0 million, or 2.5% of Ardent Behavioral's total revenue for the year ended December 31, 2002.
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     OTHER OPERATING EXPENSES.  Other operating expenses were $24.8 million or
9.3% of Ardent Behavioral's total revenue for the year ended December 31, 2003, compared to $23.8 million or 9.8% of Ardent Behavioral's total revenue for the year ended December 31, 2002, an increase of $1.0 million or 4.2%.

     INTEREST EXPENSE. Interest expense was $4.9 million for the year ended December 31, 2003, compared to $8.5 million for the year ended December 31, 2002, a decrease of approximately $3.6 million or 42.4%. Interest expense represents intercompany interest and the decrease is primarily attributable to a change in allocation methods by the parent company.

     DEPRECIATION AND AMORTIZATION. Depreciation and amortization was $2.5 million for the year ended December 31, 2003 compared to $2.2 million for the year ended December 31, 2002, an increase of approximately $0.3 million or 13.6%.

     MANAGEMENT FEES PAID TO ARDENT. Management fees paid to Ardent Health Services LLC and its affiliates totaled $12.3 million for the year ended December 31, 2003 compared to $18.4 million for the year ended December 31, 2002.